UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2006
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 REGISTRANT'S PRESS RELEASE DATED OCTOBER 31, 2006
EX-99.2 REGISTRANT'S PRESENTATION DATED OCTOBER 31, 2006

Item 2.02 Results of Operations and Financial Condition.
      On October 31, 2006, the registrant issued a press release announcing its unaudited results of operations and financial condition for the three months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
      On October 31, 2006, the registrant posted presentation slides on its corporate website in connection with an earnings conference and webcast. A copy of the presentation is furnished as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
      The press release and presentation slides are being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such document be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
99.1 Registrant’s press release dated October 31, 2006.
99.2 Registrant’s presentation dated October 31, 2006.
SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.

	By:	/s/ Daniel S. Char

Daniel S. Char
Associate General Counsel and
Assistant Secretary
Date: October 31, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Registrant’s press release dated October 31, 2006.
99.2	Registrant’s presentation dated October 31, 2006.